CITY OF SOUTH HUTCHINSON, KANSAS

                                AS ISSUER

                                   AND

                         COLLINS BUS CORPORATION

                                AS TENANT

                       AMENDED AND RESTATED LEASE

                      DATED AS OF NOVEMBER 15, 1997


                                $425,000
                        INDUSTRIAL REVENUE BONDS
                              SERIES 1984A
                       (COLLINS INDUSTRIES, INC.)

                               $3,500,000
                        INDUSTRIAL REVENUE BONDS
                               SERIES 1997
                        (COLLINS BUS CORPORATION)
                                  LEASE

                            TABLE OF CONTENTS

                                                                   Page
                                ARTICLE I

Section 1.1. Definitions                                             1
Section 1.2. Representations and Covenants by Tenant                 1
Section 1.3. Representations and Covenants by Issuer                 4


                               ARTICLE II

Section 2.1. Granting of Leasehold                                    5

                                ARTICLE III

Section 3.1. Basic Rent                                               5
Section 3.2. Presentation of Bonds in Satisfaction of Rent            6
Section 3.3. Additional Rent                                          6
Section 3.4. Rent Payable Without Abatement or Setoff                 6
Section 3.5. Prepayment of Basic Rent                                 6
Section 3.6. Deposit of Rent by Trustee                               6


                               ARTICLE IV

Section 4.1. Disposition of Original Proceeds; Project Fund           7

                                ARTICLE V

Section 5.1. Acquisition of Improvements                              7
Section 5.2. Environmental Matters                                    7
Section 5.3. Project Contracts                                        8
Section 5.4. Payment of Project Costs for Buildings and Improvements  8
Section 5.5. Payment of Project Costs for Machinery and Equipment     8
Section 5.6. Completion of Project Additions                          9
Section 5.7. Deficiency of Project Fund                               9
Section 5.8. Right of Entry by Issuer                                 9
Section 5.9. Machinery and Equipment Purchased by Tenant             10
Section 5.10. Project Property of Issuer                             10
Section 5.1l. Kansas Retailers' Sales Tax                            10


                               ARTICLE VI

Section 6.1. Insurance as a Condition to Disbursement                10
Section 6.2. Insurance After Completion                              11
Section 6.3. General Insurance Provisions                            11
Section 6.4. Evidence of Title                                       12

                               ARTICLE VII

Section 7.1. Impositions                                             12
Section 7.2. Receipted Statements                                    13
Section 7.3. Issuer May Not Sell                                     13
Section 7.4. Contest of Impositions                                  13
Section 7.5. Ad Valorem Taxes                                        13

                              ARTICLE VIII

Section 8.1. Use of Project                                          14

                               ARTICLE IX
Section 9.1. Sublease Tenant                                         14
Section 9.2. Assignment by Tenant                                    14
Section 9.3. Release of Tenant                                       15
Section 9.4. Mergers and Consolidations                              15
Section 9.5. Covenant Against Other Assignments                      15

                                ARTICLE X

Section 10.1. Repairs and Maintenance                                15
Section 10.2. Removal, Disposition and Substitution of Machinery or
              Equipment                                              15

                               ARTICLE XI

Section 11.1. Alteration of Project                                  17

                               ARTICLE XII

Section 12.1. Additional Improvements                                17

                              ARTICLE XIII

Section 13.1. Securing of Permits and Authorizations                 18
Section 13.2. Mechanic's Liens                                       18
Section 13.3. Contest of Liens                                       18
Section 13.4. Utilities                                              18

                               ARTICLE XIV

Section 14.1. Indemnity                                              19

                               ARTICLE XV

Section 15.1. Access to Project                                      19

                               ARTICLE XVI

Section 16.1. Option to Extend Term                                  19

                               ARTICLE XVII

Section 17.1. Option to Purchase Project                             20
Section 17.2. Quality of Title and Purchase Price                    20
Section 17.3. Closing of Purchase                                    20
Section 17.4. Effect of Failure to Complete Purchase                 21
Section 17.5. Application of Condemnation Awards if Tenant
              Purchase Project                                       21
Section 17.6. Option to Purchase Unimproved Portions of Land         21
Section 17.7. Quality of Title - Purchase Price                      22
Section 17.8. Closing of Purchase                                    22
Section 17.9. Effect of Purchase on Lease                            22
Section 17.10. Effect of Failure to Complete Project                 22


                              ARTICLE XVIII

Section 18.1. Damage and Destruction                                 23
Section 18.2. Condemnation                                           23
Section 18.3. Effect of Tenants Defaults                             24

                               ARTICLE XlX

Section 19.1. Change of Circumstances; Determination of Taxability   24

                               ARTICLE XX

Section 20.1. Remedies on Default.                                   25
Section 20.2. Survival of Obligations                                26
Section 20.3. No Remedy Exclusive                                    26

                               ARTICLE XXI

Section 21.1. Performance of Tenant's Obligations by Issuer          26

                              ARTICLE XXII

Section 22.1. Surrender of Possession                                27

                              ARTICLE XXIII

Section 23.1. Notices                                                27

                              ARTICLE XXIV

Section 24.1. Net Lease                                              27
Section 24.2. Funds Held by Trustee After Payment of Bonds           27

                               ARTICLE XXV

Section 25.1. Rights and Remedies                                    28
Section 25~2. Waiver of Breach                                       28
Section 25.3. Issuer Shall Not Unreasonably Withhold Consents and
              Approvals                                              28

                              ARTICLE XXVI

Section 26.1. Quiet Enjoyment and Possessin                          28
Section 26.2. Financial Report; Continuing Disclosure                28

                              ARTICLE XXVII

Section 27.1. Investment Tax Credit; Depreciation                    29

                             ARTICLE XXVIII

Section 28.1. Amendments                                             29
Section 28.2. Granting of Easements                                  29
Section 28.3. Security Interests                                     30
Section 28.4. Construction and Enforcement.                          30
Section 28.5. Invalidity of Provisions of Lease                      30
Section 28.6. Covenants Binding on Successors and Assigns            30
Section 28.7. Section Headings                                       30
Section 28.8. Execution of Counterparts                              31



Signatures and Acknowledgments                                       32

                                  LEASE

     THIS AMENDED AND RESTATED LEASE, made and entered into as of November 15, 1997. between the City of South Hutchinson, Kansas (the "Issuer"), and Coiling Bus Corporation (the "Tenant").

                               WITNESSETH:

     WHEREAS, the Issuer is a municipal corporation incorporated as a city of the third class, duly organized and existing under the laws of the State, with full lawful power and authority to enter into this Lease by and through its governing body; and

     WHEREAS, the Issuer, in furtherance of the purposes and pursuant to the provisions of the laws of the State, particularly K.S.A. 12-1740 et seq., as amended (the "Act"), and in order to provide for the economic development and welfare of the City of South Hutchinson, Kansas and its environs and to provide employment opportunities for its citizens and to promote the economic stability of the State, has proposed and does hereby propose that it shall:

     (a) Acquire the 1997 Improvements (as defined in the Indenture);

     (b)) Lease the Project including the 1997 Improvements and any Project Additions to Tenant for the rentals and upon the terms and conditions hereinafter set forth; and

     (c) Issue, for the purpose of paying Project Costs (as defined in the Indenture), the Series 1997 Bonds under and pursuant to and subject to the provisions of the Act and the Indenture (herein defined), said Indenture being incorporated herein by reference and authorized by an ordinance of the governing body of Issuer; and

     WHEREAS, Tenant, pursuant to the foregoing proposals of Issuer, desires to lease the Project from Issuer for the rentals and upon the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein set forth, Issuer and Tenant do hereby covenant and agree as follows:

                                ARTICLE I

     Section 1.1. Definitions. Capitalized terms not otherwise defined in this Lease shall have the meanings set forth in Appendix B to the Indenture. In addition to the words, terms and phrases defined in Appendix B to the Indenture and elsewhere in this Lease, the capitalized words, terms and phrases as used herein shall have the meanings set forth in the Glossary of Words and Terms attached as Appendix C, unless the context or use indicates another or different meaning or intent.

     Section 1.2. Representations and Covenants by Tenant. Tenant makes the following covenants and representations as the basis for the undertakings on its part herein contained.
(a) Representations and Covenants Relating to the Code.

     (i) Tenant will not use or cause or allow any portion of the Original Proceeds to be used or applied to provide any airplane, skybox or other private luxury box, health club facility, facility primarily used for gambling, or store the principal business of which is the sale of alcoholic beverages for consumption off premises, and none of the Original Proceeds will be used to provide such facilities.

     (ii) At least 95% of the Original Proceeds will be expended for Project Costs paid not more than 60 days prior to the Official Action Date (unless otherwise permitted under Treas. Reg. 1.150-2).

     (iii) Tenant will not make or cause or permit to be made, whether by the Trustee or otherwise, any use of the proceeds (as defined in the Code) of the Series 1997 Bonds which would cause the Series 1997 Bonds to be "arbitrage bonds" within the meaning of Section 148 of the Code. Tenant further covenants and agrees that it will comply with, and will take all action reasonably required to insure that the Trustee complies with, all applicable requirements of said Section 148 and Treasury Regulations promulgated thereunder until all of the Bonds, including interest thereon and any applicable redemption premium, have been paid.

     (iv) The weighted average maturity of the Series 1997 Bonds (determined in accordance with Section 147(b) of the Code), does not exceed 120 percent of the average reasonably expected economic life of the 1997 Improvements financed (as determined in accordance with Section 147(b)) of the Code) with Original Proceeds.

     (v) Tenant has reviewed the Issuer's Form 8038 prepared for filing in connection with the issuance of the Series 1997 Bonds, and represents that the information set forth therein is tree and accurate.

     (vi) Tenant will file or cause to be filed such periodic supplemental statements or notices with the Internal Revenue Service or such other designated governmental agency as may now or hereafter be required by applicable statutes or regulations in order to comply with
Section 144(a)(4) of the Code. Tenant further covenants and agrees that it will not take any action or permit any action to be taken that would adversely affect the exclusion from gross income for federal income tax purposes of the interest on the Series 1997 Bonds.

     (vii) The 1997 Improvements, and each portion thereof, constitute either land or property of a character subject to the allowance for depreciation as required by Section 144(a) of the Code. Not more than 25% of the Original Proceeds will be used to acquire land in accordance with Section 147(c) of the Code. All expenditures for and costs of the 1997 Improvements have been or will be items of Project Costs as defined herein.

     (viii) As of the date of issuance of the Series 1997 Bonds, there will not be outstanding any obligations (other than the Existing Bonds and the Series 1997 Bonds) the interest on which is exempt from Federal income tax by virtue of the provisions of Section 144(a) of the Code and the proceeds of which were to be used with respect to the Project or with respect to other facilities located within the boundaries of Issuer, or facilities contiguous to, or integrated with, the Project or any such facilities, and the principal user
(as defined in the Code) of which is or will be the Tenant or any other Principal User.

     (ix) The Tenant will not request or authorize any disbursement by the Trustee pursuant to the Lease which would result in less than 95% of the net proceeds of the Series 1997 Bonds (as defined in Section 150(a)(3) of the Code), including any income thereon, being used to provide land or property of a character subject to the allowance for depreciation under the Code.

     (x) Tenant will comply with the Arbitrage Instructions (defined in the Indenture) and will pay to the United States or the Trustee all arbitrage rebate payments required under Section 148(0 of the Code, to the extent such amounts are not available to the Trustee in the Rebate Fund held under the Indenture.

     (xi) Tenant will not authorize or permit more than 2% of the Original Proceeds to be expended for Costs of Issuance, in compliance with Section 147(g) of the Code.

     (xii) Tenant will not authorize or permit any portion of the Original Proceeds to be used to acquire any property (or any interest therein) unless the first use of such property is pursuant to such acquisition.

     (xiii) Tenant did not place any property included in the 1997 Improvements in service more than eighteen months before the date of issuance of the Series 1997 Bonds.

     (xiv) The Project, including the 1997 Improvements when completed, constitutes a "manufacturing facility" within the definition of Section 144((a)(12)) of the Code, and the Tenant has no present intention of making any substantial use of the Project other than as such "manufacturing facility."

          The Issuer and the Tenant agree to amend the covenants contained in this subsection in such manner as shall be set forth in an opinion of Bond Counsel as being necessary to maintain the excludability from gross income for federal income tax purposes of the interest on the Bonds, and, for the purpose of implementing such amendments, the special covenants contained in this Section may be amended at any time, with the consent of the Trustee, by a written agreement executed by the Issuer and the Tenant pursuant to this subsection without notice to or the consent of any Bondowners.

     (b) General Representation and Covenants.

     (i) Tenant is a Kansas corporation, duly organized and existing under the laws of said state, and is duly authorized and qualified to do business in the State, with lawful power and authority to enter into this Lease, acting by and through its duly authorized officers.

     (ii) Tenant shall (A) maintain and preserve its existence and organization as a corporation and its authority to do business in the State and to operate the Project; 03) shall not initiate any proceedings of any kind whatsoever to dissolve or liquidate without (1) securing the prior written consent thereto of the Issuer and (2) making provision for the payment in full of the principal of and interest and redemption premium, if any, on the Bonds.

     (iii) To Tenant's knowledge, neither the execution and/or delivery of this Lease, the consummation of the transactions contemplated hereby or by the Indenture, nor the fulfillment of or compliance with the terms and conditions of this Lease contravenes in any material respect any provisions of its articles of incorporation, or bylaws or conflicts in any material respect with or results in a material breach of the terms, conditions or provisions of any mortgage, debt, agreement, indenture or instrument to which the Tenant is a party or by which it is bound, or to which it or any of its properties is subject, or would constitute a material default (without regard to any required notice or the passage of any period of time) under any of the foregoing, or would result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Tenant under the terms of any mortgage, debt, agreement, indenture or instrument, or violates in any material respect any existing law, administrative regulation or court order or consent decree to which the Tenant is subject.

     (iv) This Lease constitutes a legal, valid and binding obligation of the Tenant enforceable in accordance with its terms.

     (v) The Tenant agrees to operate and will operate the Project, or cause the Project to be operated as a "facility," as that term is contemplated in the Act, from the date of Issuer's acquisition of the Project to the end of the Lease Term.

     (vi) The Tenant has obtained or will obtain any and all permits, authorizations, licenses and franchises necessary to construct the 1997 Improvements and to enable it to operate and utilize the Project for the purposes for which it was leased by the Tenant under this Lease.

     (vii) The estimated total cost of the 1997 Improvements to be financed by the Series 1997 Bonds, plus interest on the Series 1997 Bonds during acquisition, construction and installation of the 1997 Improvements, and Costs of Issuance of the Series 1997 Bonds, will not be less than the face amount of the Series 1997 Bonds.

     Section 1.3. Representations and Covenants by Issuer. Issuer makes the following representations and covenants as the basis for the undertakings on its part herein contained:

          (a) It is a municipal corporation incorporated as a city of the third class, duly organized under the constitution and laws of the State. Under the provisions of the Act and the Ordinance, the Issuer has the power to enter into and perform the transactions contemplated by this Lease and the Indenture and to carry out its obligations hereunder and thereunder.

          (b) It will submit to the Internal Revenue Service in accordance with Section 149 of the Code a completed Internal Revenue Service Form 8038 or other similar form provided by the Internal Revenue Service with respect to the Series 1997 Bonds.

          (c) It has not, in whole or in part, assigned, leased, hypothecated or otherwise created any other interest in, or disposed of, or caused or permitted any lien, claim or encumbrance to be placed against, the Project, except for this Lease, any Permitted Encumbrances, any Impositions, and the pledge of the Project pursuant to the Indenture.

          (d) Except as otherwise provided herein or in the Indenture, it will not during the Term, in whole or in part, assign, lease, hypothecate or otherwise create any other interest in, or dispose of, or cause or permit any lien, claim or encumbrance (other than Permitted Encumbrances) to be placed against, the Project, except this Lease, any Impositions and the pledge of the Project pursuant to the Indenture.

          (e) It has duly authorized the execution and delivery of this Lease and the Indenture and the issuance, execution and delivery of the Series 1997 Bonds.

          (f) It has obtained the consent to and/or approval of the issuance of the Series 1997 Bonds by each municipal corporation and political subdivision the consent or approval of which is required by the provisions of the Act and the Code.

                               ARTICLE II

     Section 2.1. Granting of Leasehold. Issuer by these presents hereby rents, leases and lets unto Tenant and Tenant hereby rents, leases and hires from Issuer, for the rentals and upon and subject to the terms and conditions hereinafter set forth, the Project for the Basic Term.

     Section 2.2. Amendment and Restatement of Original Lease. This Lease is intended to amend and restate the Lease of the Project entered into as of August 1, 1984 between the Issuer and the Tenant. The parties acknowledge that hereafter their relationship with respect to the Project will be governed by the provisions of this Lease.

                               ARTICLE III

     Section 3.1. Basic Rent. Issuer reserves and Tenant covenants and agrees to pay Basic Rent to the Trustee hereinafter and in the Indenture designated, for the account of Issuer and during the Basic Term, in immediately available funds, for deposit in the Principal and Interest Payment Account hereinafter and in the Indenture established, on each Basic Rent Payment Date.

     Section 3.2. Presentation of Bonds in Satisfaction of Rent. In the event Tenant acquires any Outstanding Bonds, it may present the same to Issuer for cancellation, and upon such cancellation, Tenant's obligation to pay Basic Rent shall be reduced accordingly, but in no event shall Tenant's obligation to pay Basic Rent be reduced in such a manner that the Trustee shall not have on hand in the Principal and Interest Payment Account, 30 days prior to the next succeeding Payment Date, funds sufficient to pay the maturing principal of; redemption premium, if any, and interest on Outstanding Bonds as and when the same shall become due and payable in accordance with the provisions of the Indenture.

     Section 3.3. Additional Rent. Within 30 days after receipt of written notice thereof, Tenant shall pay any Additional Rent required to be paid pursuant to this Lease.

     Section 3.4. Rent Payable Without Abatement or Setoff. Tenant covenants and agrees with and for the express benefit of Issuer and the Bondowners that all payments of Basic Rent and Additional Rent shall be made by Tenant as the same become due, and that Tenant shall perform all of its obligations, covenants and agreements hereunder without notice or demand and without abatement, deduction, setoff, counterclaim recoupment or defense or any right of termination or cancellation arising from any circumstance whatsoever, whether now existing or hereafter arising, and irrespective of whether the Improvements shall have been acquired, started or completed, or whether Issuer's interest in the Project or any part thereof is defective or non-existent, and notwithstanding any failure of consideration or commercial frustration of purpose, the eviction or constructive eviction of Tenant, any Change of Circumstances, any change in the tax or other laws of the United States of America, the State, or any municipal corporation of either, any change in Issuer's legal organization or status, or any default of Issuer hereunder, and regardless of the invalidity of any action of Issuer or any other event or condition whatsoever, and regardless of the invalidity of any portion of this Lease, and Tenant hereby waives the provisions of any statute or other law now or hereafter in effect contrary to any of its obligations, covenants or agreements under this Lease or which releases or purports to release Tenant therefrom. Nothing in this Lease shall be construed as a waiver by Tenant of any rights or claims Tenant may have against Issuer under this Lease or otherwise, but any recovery upon such rights and claims shall be had from Issuer separately, it being the intent of this Lease that Tenant shall be unconditionally and absolutely obligated to perform fully all of its obligations, agreements and covenants under this Lease (including the obligation to pay Basic Rent and Additional Rent) for the benefit of the Bondowners.

     Section 3.5. Prepayment of Basic Rent. Tenant may at any time prepay all or any part of the Basic Rent.

     Section 3.6. Deposit of Rent by Trustee. As assignee of the Issuers rights hereunder, the Trustee shall deposit, use and apply all payments of Basic Rent and Additional Rent in accordance with the provisions of this Lease and the Indenture.

                               ARTICLE IV

     Section 4.1. Disposition of Original Proceeds; Project Fund. The Original Proceeds shall be paid over to the Trustee for the account of Issuer. The Trustee shall pay from such Original P~ into the Principal and Interest Payment Account the full amount of any accrued interest received upon such sale. The remainder of such proceeds shall be deposited by the Trustee in the Project Fund to be used and applied as provided in this Lease and the Indenture, except that Costs of Issuance may be paid from the Project Fund without further order or authorization.

                                ARTICLE V

     Section 5.1. Acquisition of Improvements. Tenant shall prior to or concurrently with the issuance of the Bonds, deliver to Issuer title to the Land described in Schedule/e I and such of the 1997 Improvements as are then completed, installed or in progress. Tenant shall also concurrently with such conveyance make provisions for the discharge of any liens or encumbrances incurred by it in connection with the construction, installation or development of the 1997 Improvements other than Permitted Encumbrances.

     Section 5.2. Environmental Matters. Tenant acknowledges that it is responsible for maintaining the Project in compliance with all Environmental Laws. In the event that Tenant does not expeditiously proceed with any compliance action with respect to the Project lawfully required by any local, state or federal authority under applicable Environmental Law, Issuer, immediately after notice to Tenant, may elect (but may not be required) to undertake such compliance. Any moneys expended by Issuer in efforts to comply with any applicable Environmental Law (including the cost of hiring consultants, undertaking sampling and testing, performing any cleanup necessary or useful in the compliance process and attorneys' fees) shall be due and payable as Additional Rent hereunder with interest thereon at the average rate of interest per annum on the Bonds, plus two (2) percentage points, from the date such cost is incurred. There shall be unlimited recourse to Tenant to the extent of any liability incurred by Issuer with respect to any breaches of the provisions of this section.

     Tenant shall and does hereby indemnify the Issuer, the Trustee and the Bondowners and agrees to defend and hold them harmless from and against all loss, cost, damage and expense (including, without limitation, reasonable attorneys' fees and associated costs incurred in the investigation, defense and settlement of claims) that they may incur, directly or indirectly, as a result of or in connection with the assertion against them or any of them of any claim relating to the presence on, escape or removal from the Project of any hazardous substance or other material regulated by any applicable Environmental Law, or compliance with any applicable Environmental Law, whether before, during or after the term of this Lease, including claims relating to personal injury or damage to property.

     Tenant agrees to give immediate written notice to the Issuer and the Trustee of any violation of any Environmental Law of which violation Tenant has actual knowledge.

     Section 5.3. Project Contracts. Prior to the delivery of this Lease, Tenant may have entered into a contract or contracts with respect to the acquisition and/or construction of the 1997 Improvements. Those contracts, and any such contracts entered into by the Tenant or the Issuer alter delivery of this Lease are hereinafter referred to as the "Project Contracts." Prior to the delivery hereof, certain work has been or may have been performed on the 1997 Improvements pursuant to said Project Contracts or otherwise. Tenant hereby conveys, transfers and assigns to Issuer all of Tenants interest in the Project Contracts and Issuer hereby designates Tenant as Issuer's agent for the purpose of executing and performing the Project Contracts. After the execution hereof, Tenant shall cause the Project Contracts to be fully performed by the contractor(s), subcontractor(s) and supplier(s) thereunder in accordance with the terms thereof; and Tenant covenants to cause the 1997 Improvements to be acquired, constructed and/or completed in accordance with the Project Contracts. Tenant warrants that the construction and/or acquisition of the 1997 Improvements in accordance with said Project Contracts will result in the 19997 Improvements being suitable for use by Tenant as part of a "manufacturing facility." Any and all amounts received by Issuer, Trustee or Tenant from any of the contractors or other suppliers by way of breach of contract, refunds or adjustments shall become a part of and be deposited in the Project Fund.

     Section   5.4.   Payment  of  Project  Costs  for   Buildings   and
Improvements. Issuer hereby agrees to pay for the acquisition or construction of the 1997 Improvements or any repairs or replacements to be made pursuant to Article XVIII of this Lease, but solely from the Project Fund, and hereby authorizes and directs the Trustee to pay for the same, but solely from the Project Fund, from time to time, while
Tenant is in compliance with the requirements of Section 6.1 hereof, upon receipt by the Trustee of a certificate signed by the Authorized Tenant Representative in the form set forth by Appendix A hereto which is 'incorporated herein by reference. With regard to materials and/or labor furnished to the Project at the order of Tenant without formal contract, or by subcontract with Tenant acting as general contractor, which could form the basis of a statutory mechanic's or subcontractor's lien, the Trustee may disburse payment therefor upon receipt of releases or waivers of statutory mechanic's or subcontractor's liens by all vendors or subcontractors receiving payment or furnishing labor or materials as a subcontractor of the vendor or subcontractor receiving payment.

     The sole obligation of Issuer under this paragraph shall be to cause the Trustee to make such disbursements upon receipt of such certificates. The Trustee may rely fully on any such directions and shall not be required to make any investigation in connection therewith, except that the Trustee shall investigate requests for reimbursements directly to the Tenant and shall require such supporting evidence as would be required by a reasonable and prudent trustee.

     Section 5.5. Payment of Project Costs for Machinery and Equipment. Issuer hereby agrees to pay for the purchase and acquisition of machinery and equipment constituting a part of the 1997 Improvements, but solely from the Project Fund, from time to time, upon receipt by the Trustee of a certificate signed by the Authorized Tenant Representative in the form provided by Appendix A hereto which is incorporated herein by reference and accompanied by the following specific information:
    (a)  Name of Seller;

    (b)  Name of the manufacturer;

    (c) A copy of the seller's invoice, purchase order or other like document evidencing the purchase by Tenant of such machinery and/or equipment;

    (d)  Common descriptive name of machinery or equipment;

    (e) Manufacturer's or seller's technical description of machinery or equipment;

    (f)  Capacity or similar designation;

    (g)  Serial number, if any; and

    (h)  Model number, if any.

The sole obligation of Issuer under this Section shall be to cause the Trustee to make such disbursements upon receipt of said certificates. The Trustee may rely fully on any such certificate and shall not be required to make any independent investigation in connection therewith, except that the Trustee shall investigate requests for reimbursements directly to Tenant and shall require such supporting evidence as would be required by a reasonable and prudent trustee. All machinery, equipment and/or personal property acquired, in whole or in part, from funds deposited in the Project Fund pursuant to this section shall be a part of the Project.

     Section 5.6. Completion of Project Additions. Issuer and Tenant each covenant and agree to proceed diligently to complete the 1997 Improvements on or before the Completion Date. Upon completion of the 1997 Improvements, Tenant shall cause the Authorized Tenant Representative to deliver a Certificate of Completion, in the form substantially as attached hereto as Appendix B, to the Trustee. In the event funds remain on hand in the Project Fund on the date the Certificate of Completion is furnished to Trustee or on the Completion Date, whichever shall first occur, such remaining funds shall be transferred by the Trustee to the Principal and Interest Payment Account on the earlier of receipt of the Certificate of Completion or the Completion Date and shall be applied in accordance with the provisions of the Indenture.

     Section 5.7. Deficiency of Project Fund. If the Project Fund shall be insufficient to pay fully all Project Costs and to fully complete the 1997 Improvements, lien free (except for Permitted Encumbrances), Tenant covenants to pay the full amount of any such deficiency by making payments directly to the contractors and to the suppliers of materials, machinery, equipment, property and services as the same shall become due, and Tenant shall save Issuer and Trustee whole and harmless from any obligation to pay such deficiency.

     Section 5.8. Right of Entry by Issuer. The duly authorized agents of Issuer shall have the right at any reasonable time and upon reasonable notice to Tenant prior to the completion of the 1997 Improvements to have access to the Project or any part thereof for the purpose of inspecting the acquisition, installation or construction thereof.

     Section 5.9. Machinery and Equipment Purchased by Tenant. If no part of the purchase price of an item of machinery, equipment or personal property is paid from funds deposited in the Project Fund pursuant to the terms of this Lease, then such item of machinery, equipment or personal property shall not be deemed a part of the Project.

     Section 5.10. Project Property of Issuer. All Improvements, all work and materials on Improvements as such work progresses, any Project Additions, anything under this Lease which becomes, is deemed to be, or constitutes a part of the Project, and the Project as repaired, rebuilt, rearranged restored or replaced by Tenant under the provisions of this Lease, except as otherwise specifically provided herein, shall immediately when erected or installed become the property of Issuer. Any Improvements which become a part of the real estate as fixtures shall remain separate from Tenant's property unless and until purchased by Tenant from Issuer as provided in this Lease.

     Section 5.11. Kansas Retailers' Sales Tax.

          (a) The parties have entered into this Lease in contemplation that, under the existing provisions of K.S.A. 79-3606, subsections ((b)) and (d) and other applicable laws, sales of tangible personal property or services purchased in connection with construction of the 1997 Improvements are entitled to exemption from the tax imposed by the Kansas Retailers' Sales Tax Act The parties agree that Issuer shall, upon the request of and with Tenant's assistance, promptly obtain from the State and furnish to the contractors and suppliers an exemption certificate for the construction of the Improvements. Tenant covenants that said exemption shall be used only in connection with the purchase of tangible personal property or services becoming a part of the Project.

                               ARTICLE VI

     Section 6.1. Insurance as a Condition to Disbursement. As a condition precedent to payment of Costs of Issuance or disbursement of funds from the Project Fund pursuant to Article V hereunder, the following policies of insurance shall be in full force and effect:

          (a) Comprehensive general liability insurance covering Tenant's operations in or upon the Project (including coverage for losses arising from the ownership, maintenance, use or operation of any automobile, track or other vehicle in or upon the Project) under which Tenant shall be named as insured and Issuer and Trustee shall be named as additional insureds, as their interests in the Project shall appear, in an amount not less than the then maximum liability of a governmental entity for claims arising out of a single occurrence as provided by the Kansas tort claims act or other similar future law (currently $500,000 per occurrence); which policy shall provide that such insurance may not be canceled by the issuer thereof without at least 30 days' advance written notice to Issuer, Tenant and Trustee, such insurance to be maintained throughout the life of this Lease; and

          (b) Statutory workers' compensation insurance; and

          (c) With regard to new building Improvements constituting a part of the Project Additions, insurance insuring such Improvements while under construction against fire, lightning and all other risks covered by the broadest form extended coverage endorsement then and from time to time thereafter in use in the State to their Full Insurable Value of such Improvements. Such insurance coverage shall name Tenant as insured and Issuer and the Trustee as named additional insureds and loss payees, as their respective interests appear, and all Net Proceeds received under such policy or policies by Issuer or Tenant shall be paid over to the Trustee and be applied as set forth in Article XVIII hereof; and

          (d) With regard to new building Improvements constituting a part of the Project Additions and constructed by general contractors other than Tenant, performance and labor and material payment bonds and statutory bonds (with sureties approved by the Issuer) with respect to applicable Project Contracts and in the full amount of such Contracts. Said bonds shall name Issuer, Tenant and the Trustee as obligees. All payments received by Issuer, Tenant and/or the Trustee under said bonds shall become a part of and be deposited in the Project Fund. In lieu of furnishing the payment, performance and statutory bonds required by this paragraph, with the consent of the Issuer and the Trustee, which will not be unreasonably withheld, Original Proceeds may be disbursed to pay Project Costs upon receipt by the Trustee of waivers of statutory mechanic's and materialmen's liens signed by the contractor and all vendors and subcontractors being paid from such disbursement, in the manner and to the extent required by Section 5.4 of this Lease for disbursements made for materials or labor furnished to the Project site by direct contract with the Tenant.

     Section 6.2. Insurance After Completion. Tenant shall and covenants and agrees that it will, prior to or simultaneously with the expiration of the insurance provided for in the preceding section and throughout the Basic Term at its sole cost and expense, keep the Improvements continuously insured against loss or damage by fire, lightning and all other risks covered by the broadest form extended coverage insurance endorsement then in use in the State in an amount equal to the Full Insurable Value thereof in such insurance company or companies as it may select and shall at all times maintain general accident and public liability insurance required pursuant to Section 6.1 (a).

      Section 6.3. General Insurance Provisions.

          (a) Prior to the expiration dates of the expiring policies, or within 30 days of renewal, certificates of the policies provided for in this Article shall be delivered by Tenant to Trustee. All policies of such insurance and all renewals thereof shall name Tenant as insured and Issuer and the Trustee as additional named insureds and loss payees as their respective interests may appear, shall contain a provision that such insurance may not be canceled or amended by the issuer thereof without at least thirty (30) days' written notice to Issuer, Tenant and the Trustee and shall be payable to the Issuer, Tenant and Trustee as their respective interests appear. Issuer and Tenant each hereby agree to do anything necessary, be it the endorsement of checks or otherwise, to cause any such payment to be made to the Trustee, as long as such payment is required by this Lease to be made to the Trustee. Any charges made by the Trustee for its services shall be paid by Tenant.

          (b) Each policy of insurance hereinabove referred to shall be issued by an insurance company qualified under the laws of the State to assume the risks covered therein, except that Tenant may be serf-insured as to any required insurance coverages under a program of self-insurance approved by the State Commissioner of Insurance or other applicable State regulatory authority.

          (c)   Certificates  of  insurance  evidencing  the   insurance
coverages herein required shall be filed with the Trustee continuously during the term of this Lease.

          (d) Each policy of insurance hereinabove referred to may be subject to a reasonable deductible or self-insured retention.

          (e) Each policy of insurance required herein may be provided through blanket policies maintained by Tenant.

          (f) Anything in this Lease to the contrary notwithstanding, Tenant shall be liable to Issuer and Trustee pursuant to the provisions of this Lease or otherwise, as to any loss or damage which may have been occasioned by the negligence of Tenant, its agents, licensees, contractors, invitees or employees.

     Section 6.4. Evidence of Title. Tenant shall furnish, from the Project Fund or from Tenant's own funds, a policy of owner's title insurance, insuring Issuer's fee simple title to the Land, subject to Permitted Encumbrances, in an amount equal to $ the Tenant elects to furnish the title insurance policy issued concurrently with the issuance of the Existing Bonds and covering the Original Project, then Tenant will also furnish an endorsement to the original policy or other title evidence acceptable to the Issuer and the Original purchaser showing status of rifle to the Land at the date of issuance of the Series 1997 Bonds. Issuer and Tenant agree that any and all proceeds therefrom during the Basic Term (a) if received before the completion of the building Improvements shall be paid into and become a part of the Project Fund, (b) if received thereafter but before the Bonds and interest thereon have been paid in full, shall be paid into and become a part of the Principal and Interest Payment Account, and (c) if received after the Bonds and interest thereon have been paid in full, shall belong and be paid to Tenant.

                               ARTICLE VII

     Section 7.1. Impositions. Tenant shall, during the Term of this Lease, bear, pay and discharge, before the delinquency thereof, any and all Impositions. In the event any Impositions may be lawfully paid in installments, Tenant shall be required to pay only such installments thereof as become due and payable during the life of this Lease as and when the same become due and payable.

     Section 7.2. Receipted Statements. Unless Tenant exercises its right to contest any Impositions in accordance with Section 7.4 hereof, Tenant shall, within 30 days after the last day for payment, without penalty or interest, of an Imposition which Tenant is required to bear, pay and discharge the same pursuant to the terms hereof, and deliver to Issuer a photostatic or other suitable copy of the statement issued therefor duly receipted to show the payment thereof.

     Section 7.3. Issuer May Not Sell. Issuer covenants that except pursuant to Article XX hereof after an Event of Default has occured and is continuing, without Tenant's written consent, unless required by law, it will not sell or otherwise part with or encumber its ownership interest in the Project at any time during the Term of this Lease.

     Section 7.4. Contest of Impositions. Tenant shall have the right, in its own or Issuer's name or both, to contest the validity or amount of any Imposition by appropriate legal proceedings instituted at least 10 days before the Imposition complained of becomes delinquent if, and provided, Tenant (i) before instituting any such contest, shall give Issuer and Trustee written notice of its intention to do so and, if requested in writing by Issuer, shall deposit with the Trustee a surety bond of a surety company acceptable to Issuer as surety, in favor of Issuer, or cash, in a sum of at least the amount of the Imposition so contested, assuring the payment of such contested Impositions together with all interest and penalties to accrue thereon and court costs, and
(ii) diligently prosecutes any such contest and at all times effectively stays or prevents any official or judicial sale therefor, under execution or otherwise, and (iii) promptly pays any final judgment enforcing the Imposition so contested and thereafter promptly procures record release or satisfaction thereof. Tenant shall hold Issuer whole and harmless from any costs and expenses Issuer may incur related to any such contest due to the Issuer's ownership of the Project.

     Section 7.5. Ad Valorem Taxes. The parties acknowledge that under the existing provisions of K.S.A. 79-201a, as amended, the 1997 Improvements acquired, constructed or purchased with the proceeds of the Bonds (except such property used for certain retail uses) is entitled to exemption from ad valorem taxation for a period up to 10 calendar years after the calendar year in which the Bonds are issued, provided the Issuer has complied with certain notice, hearing and procedural requirements established by law, and proper application has been made. Issuer will, at Tenant's request, with information furnished by Tenant and Trustee, make all necessary filings regarding the application for such ad valorem tax exemption on or before March 1 in the calendar year following the calendar year in which the Bonds were issued, and will renew said application from time to time and take any other action as may be necessary to maintain such ad valorem tax exemption in full force and effect, in accordance with K.S.A. 79-201a, 79-210 et seq. and the requirements of the State Board of Tax Appeals. If it becomes necessary to litigate the issue of availability or applicability of the ad valorem tax exemption, Issuer will cooperate fully with Tenant in pursuing such litigation, but all litigation costs and reasonable attorney fees must be paid by Tenant, either directly or as Additional Rent.

                              ARTICLE VIII

     Section 8.1. Use of Project. Subject to the provisions of this Lease, Tenant shall have the right to use the Project for any and all purposes allowed by law and contemplated by the constitution of the State and the Act, as long as they are consistent with Code limitations on use of property purchased with Original Proceeds. Tenant shall comply in all material respects with all statutes, laws, ordinances, orders, judgments, decrees, regulations, directions and requirements of all federal, state, local and other governments or governmental authorities, now or hereafter applicable to the Project or to any adjoining public ways, as to the manner of use or the condition of the Project or of adjoining public ways. Tenant shall comply with the mandatory requirements, roles and regulations of all insurers under the policies required to be carried under the provisions of this Lease. Tenant shall pay all costs, expenses, claims, fines, penalties and damages that may in any manner arise out of, or be imposed as a result of, the failure of Tenant to comply with the provisions of this Article.

                               ARTICLE IX

     Section 9.1. Sublease by Tenant. Tenant may sublease the Project to a single party or entity, with the prior written consent of Issuer. In the event of any such subleasing, Tenant shah remain fully liable for the performance of its duties and obligations hereunder, and no such subleasing and no dealings or transactions between Issuer or the Trustee and any such subtenant shall relieve Tenant of any of its duties and obligations hereunder.

Any such subleases shall include the following provisions:

          (1) No subtenant shall be permitted to use more than 10% of the Project or any part thereof, without the prior written consent of Tenant and the Trustee and an approving opinion of Bond Counsel, for retail food and beverage service, automobile sales or service, or the provision of recreation or entertainment;

          (2) No subtenant shall be permitted to use any portion of the Project for any private or commercial golf course, country club, massage parlor, tennis club, skating facility (including roller skating, skateboard and ice skating), racquet sports facility (including any handball or racquetball court), hot tub facility, suntan facility, racetrack, airplane, skybox or other private luxury box, any health club facility, any facility primarily used for gambling, or any store the principal business of which is the sale of alcoholic beverages for consumption off premises; and

          (3) Any subtenant shall use the Project only as a "manufacturing facility" within the definition of Section 144(a)(12) of the Code, unless the written opinion of Bond Counsel is obtained to the effect that the proposed use of the Project will not constitute an Event of Taxability.

     Any such sublease shall be subject and subordinate in all respects to the provisions of this
Lease.

     Section 9.2. Assignment by Tenant. Tenant may assign its interest in this Lease with the prior written consent of Issuer. In the event of any such assignment, Tenant shall remain fully liable for the performance of its duties and obligations hereunder, except to the extent hereinafter provided, and no such assignment and no dealings or transactions between Issuer or the Trustee and any such assignee shall relieve Tenant of any of its duties and obligations hereunder, except as may be otherwise provided in the following section.

     Section 9.3. Release of Tenant. If, in connection with an assignment by Tenant of its interest in this Lease, (1) the Issuer and the Owners of at least seventy-five percent (75%) in aggregate principal amount of all Outstanding Bonds (including the Existing Bonds and any Additional Bonds) shall file with the Trustee and the Original Purchaser their prior written consent to such assignment, and (2) the proposed assignee shall expressly assume and agree to perform all of the obligations of Tenant under this Lease; then Tenant shall be fully released from all obligations accruing hereunder after the date of such assignment.

     Section 9.4. Mergers and Consolidations. Notwithstanding the provisions of Sections 9.2 and 9.3 above, if Tenant shall assign or transfer, by operation of law or otherwise, its interests in this Lease in connection with a transaction involving the merger or consolidation of Tenant with or into, or a sale, lease or other disposition of all or substantially all of the property of Tenant as an entirety to another person, association, corporation or other entity, and (1) Issuer shall file with the Trustee its prior written consent to such assignment, transfer or merger, (2) the proposed assignee, transferee or surviving corporation shall expressly assume and agree to perform all of the obligations of Tenant under this Lease and the Guaranty Agreement with regard to the Bonds, and (3) Tenant shall furnish the Trustee and Issuer with evidence in the form of financial statements accompanied by the certificate of an independent certified public accountant of recognized standing establishing that the net worth of such proposed assignee, transferee or surviving corporation immediately following such assignment, transfer or merger will be at least equal to the net worth of Tenant as shown by the most recent financial statement of Tenant furnished to Trustee pursuant to this Lease; then and in such event Tenant shall be fully released from all obligations accruing hereunder after the date of such assignment, transfer or merger.

     Section 9.5. Covenant Against Other Assignments. Tenant will not assign or in any manner transfer its interests under this Lease, nor will it suffer or permit any assignment thereof by operation of law, except in accordance with the limitations, conditions and requirements herein set forth.

                                ARTICLE X

     Section 10.1. Repairs and Maintenance. Tenant covenants and agrees that it will, during the Term of this Lease, at its own expense, keep and maintain the Project and all parts thereof in good condition and repair, including but not limited to the furnishing of all parts, mechanisms and devices required to keep the machinery, equipment and personal property constituting a part of the Project in good mechanical and working order.

     Section 10.2. Removal, Disposition and Substitution of Machinery or Equipment. Tenant shall have the right, provided Tenant is not in default in the payment of Basic Rent and Additional Rent, to remove and sell or otherwise dispose of any machinery or equipment which constitutes a part of the Project and is no longer used by Tenant or, in the opinion of Tenant, are no longer useful to Tenant in its operations (whether by reason of changed processes, changed techniques, obsolescence, depreciation or otherwise), subject, however, to the following conditions:

          (1) With respect only to such items of machinery or equipment that originally cost $100,000 or more, to the following:

     (a) Prior to any such removal, Tenant shall prepare a certificate signed by the Authorized Tenant Representative (i) containing a complete description, including the make, model and serial numbers, if any, of any machinery and equipment constituting a part of the Project which it proposes to remove, (ii) staling the reason for such removal, (iii) staling what disposition, if any, of the machinery or equipment is to be made by Tenant after such removal and the names of the party or parties to whom such disposition is to be made and any consideration to be received by Tenant therefor, if any, and (iv) setting forth the original cost of such machinery or equipment.

     (b) Prior to any such removal, Tenant shall furnish the certificate to the Trustee and pay any consideration received for such machinery or equipment as set forth in said certificate to the Trustee and the Trustee shall deposit such amount in the Principal and Interest Payment Account. Any money deposited in the Principal and Interest Payment Account pursuant to this Section shall be used to redeem Outstanding Bonds at their earliest optional redemption date.

     (c) Tenant may remove any machinery or equipment constituting a part of the Project without complying with the provisions of subparagraph (b) above; provided, however, that Tenant shall promptly replace any such machinery or equipment so removed with machinery or equipment of the same or a different kind but which performs the same function as the machinery or equipment so removed, and the machinery or equipment so acquired by Tenant to replace such machinery or equipment thereafter shall be deemed a part of the Project. Tenant shall maintain accurate records of such replacements and upon request shall prepare a certificate of the Authorized Tenant Representative setting forth a complete description, including make, model and serial numbers, if any, of the machinery or equipment which Tenant has acquired to replace the machinery or equipment so removed by Tenant, stating the cost thereof and the respective acquisition dates.

          (2) With respect to such items of machinery or equipment that originally cost less than $100,000, Tenant shall deliver to the Trustee a certificate setting forth the facts provided for in subparagraph
(1)(a) above. In no event shall Tenant pursuant to this Subsection (2) remove items of machinery or equipment having an aggregate original cost of more than $350,000.

     All machinery or equipment constituting a part of the Project and removed by Tenant pursuant to this Section shall become the absolute property of Tenant and may be sold or otherwise disposed of by Tenant subject to the certification requirements of this Section. In all cases, Tenant shall pay all the costs and expenses of any such removal and shall immediately repair at its expense all damage to the Project mused thereby. Tenant's rights under this Article to remove machinery or equipment constituting a part of the Project is intended only to permit Tenant to maintain an efficient operation by the removal of such machinery and equipment no longer suitable to Tenant's use for any of the reasons set forth in this Section and such right is not to be construed to permit a removal under any other circumstances and shall not be construed to permit the wholesale removal of such machinery or equipment by Tenant.

                               ARTICLE XI

     Section 11.1. Alteration of Project. Tenant shall have and is hereby given the right, at its sole cost and expense, to make such changes and alterations in and to any part of the Project as Tenant from time to time may deem necessary or advisable without consent of the Issuer or the Trustee; provided, however, Tenant shall not make any major change or alteration which will materially adversely affect the intended use or structural strength of any part of the Improvements. All changes and alterations made by Tenant pursuant to the authority of this Article shall (a) be made in a workmanlike manner and in strict compliance with all laws and ordinances applicable thereto, (b) when commenced, be prosecuted to completion with due diligence, and (c) when completed, shall be deemed a part of the Project; provided, however, that additions of machinery, equipment and/or personal property of Tenant, not purchased or acquired from p~ of the Bonds and not constituting a part of the Project shall remain the separate property of Tenant and may be removed by Tenant at any time; provided further, however, that all such additional machinery, equipment and/or personal property which remains in the Project alter the termination of this Lease for any cause other than the purchase of the Project pursuant to
Article XVII hereof shall, upon and in the event of such termination, become the separate and absolute property of Issuer.

                               ARTICLE XII

     Section 12.1. Additional Improvements. Tenant shall have and is hereby given the right, at its sole cost and expense, to construct on the Land or within areas occupied by the Improvements, or in airspace above the Project, such additional buildings and improvements as Tenant from time to time may deem necessary or advisable. All additional buildings and improvements constructed by Tenant pursuant to the authority of this Article shall, during the Term, remain the property of Tenant and may be added to, altered or razed and removed by Tenant at any time during the Term hereof. Tenant covenants and agrees (a) to make any repairs and restorations required to repair any damage to the Project because of the construction of, addition to, alteration or removal of, said additional buildings or improvements, (b) to keep and maintain said additional buildings and improvements in good condition and repair, ordinary wear and tear excepted, and (c) to promptly and with due diligence either raze and remove from the Land, in a good,
workmanlike  manner,  or  repair,  replace  or  restore  such  of   said
additional buildings or improvements as may from time to time be damaged by fire or other casualty, and (d) that all additional buildings and improvements constructed by Tenant pursuant to this Article which remain in place after the termination of this Lease for any cause other than the purchase of the Project pursuant to Article XVII hereof shall, upon and in the event of such termination, become the separate and absolute property of Issuer; provided, however, Tenant shall have the fight, prior to or within 60 days after the termination of this Lease, to remove from or about the Project the buildings,, improvements, machinery, equipment, personal property, furniture and trade fixtures which Tenant owns under the provisions of this Lease and are not a part of the Project.

                                ARTICLE XIII

     Section 13.1. Securing of Permits and Authorizations. Tenant shall not do or permit others under its control to do any work in or in connection with the Project or related to any repair, rebuilding, restoration, replacement, alteration of or addition to the Project, or any part thereof, unless all requisite municipal and other governmental permits and authorizations shall have first been procured and paid for. All such work shall be done in a good and workmanlike manner and in compliance with all applicable building, zoning and other laws, ordinances, governmental regulations and requirements and in accordance with the requirements, rules and regulations of all insurers under the policies required to be carded under the provisions of this Lease.

     Section 13.2. Mechanic's Liens. Tenant shall not do or suffer anything to be done whereby the Project, or any part thereof, may be encumbered by any mechanic's or other similar lien and if, whenever and so often as any mechanic's or other similar lien is filed against the Project, or any part thereof, Tenant shall discharge the same of record within 30 days after the date of filing. Notice is hereby given that Issuer does not authorize or consent to and shall not be liable for any labor or materials furnished to Tenant or anyone claiming by, through or under Tenant upon credit, and that no mechanic's or similar liens for any such labor, services or materials shall attach to or affect the estate of Issuer in and to the Project, or any part thereof.

     Section 13.3. Contest of Liens. Tenant, notwithstanding the above, shall have the right to contest any such mechanic's or other similar lien if within said 30-day period stated above it (I) notifies Issuer and Trustee in writing of its intention so to do, and if requested by Issuer, deposits with the Trustee a surety bond issued by a surety company acceptable to Issuer as surety, in favor of Issuer or cash, in the amount of the lien claim so contested, indemnifying and protecting Issuer from and against any liability, loss, damage, cost and expense of whatever kind or nature growing out of or in any way connected with said asserted lien and the contest thereof, and (ii) diligently prosecutes such contest, at all times effectively staying or preventing any official or judicial sale of the Project or any part thereof or interest therein, under execution or otherwise, and (iii) promptly pays or otherwise satisfies any final judgment adjudging or enforcing such contested lien claim and thereafter promptly procures record release or satisfaction thereof.

     Section 13.4. Utilities. All utilities and utility services used by Tenant in, on or about the Project shall be contracted for by Tenant in Tenant's own name and Tenant shall, at its sole cost and expense, procure any and all permits, licenses or authorizations necessary in connection therewith.

                               ARTICLE XIV
     Section 14.1. Indemnity. Tenant shall and hereby covenants and agrees to indemnify, protect, defend and save Issuer and the Trustee harmless from and against any and all claims, demands, liabilities and costs, including attorneys' fees, arising from damage or injury, actual or claimed, of whatsoever kind or character, to property or persons, occurring or allegedly occurring in, on or about the Project during the Term hereof, and upon timely written notice from Issuer or the Trustee, Tenant shall defend Issuer and the Trustee in any action or proceeding brought thereon; provided, however, that nothing contained in this Section shall be construed as requiring Tenant to indemnify Issuer or the Trustee for any claim resulting from any willful or malicious act or omission of Issuer or the Trustee, or their respective agents and employees. The Tenant also covenants and agrees, at its expense, to pay and to indemnify the Issuer and Trustee from and against all costs, expenses and charges, including reasonable counsel fees (to the extent permitted by law), incurred in obtaining possession of the Project after default of the Tenant, or in enforcing any covenant or agreement of the Tenant contained in this Lease, the Indenture or the Guaranty.

                               ARTICLE XV

     Section 15.1. Access to Project. Issuer, for itself and its duly authorized representatives and agents, including Trustee, reserves the right to enter the Project at all reasonable times during usual business hours throughout the Term, upon reasonable notice, for the purpose of
(a) examining and inspecting the same, (b) performing such work as may be made necessary by reason of Tenant's default under any of the provisions of this Lease, and (c) while an Event of Default is continuing hereunder, for the purpose of exhibiting the Project to prospective purchasers or lessees. Issuer may, during the progress of said work mentioned in (b) above, keep and store on the Project all necessary materials, supplies and equipment and shall not be liable for inconvenience, annoyances, disturbances, loss of business or other damage suffered by reason of the performance of any such work or the storage of such materials, supplies and equipment.

                               ARTICLE XVI

     Section 16.1. Option to Extend Term. Tenant shall have the option to extend the Basic Term of this Lease for the Additional Term provided that (a) Tenant shall give Issuer written notice of its intention to exercise each such option at least 30 days prior to the expiration of the Basic Term and (b) Tenant is not in default hereunder in the payment of Basic Rent or Additional Rent at the time it gives Issuer such notice or at the time the Additional Term commences. In the event Tenant exercises such option, the terms, covenants, conditions and provisions set forth in this Lease shall be in full force and effect and binding upon Issuer and Tenant during the Additional Term except that the Basic Rent during any extended term herein provided for shall be the sum of $100.00 per year, payable in advance on the first Business Day of such Additional Term.

                              ARTICLE XVII
     Section 17.1. Option to Purchase Project. Subject to the provisions of this Article, Tenant shall have the option to purchase the Project at any time during the Term hereof and for 120 days thereafter. Tenant shall exercise its option by giving Issuer written notice of Tenant's election to exercise its option and specifying the date, time and place of closing, which date (the "Closing Date") shall neither be earlier than 30 days nor later than 180 days after the notice is given. Tenant may not, however, exercise such option if Tenant is in Default hereunder on the Closing Date unless all Defaults are cured upon payment of the purchase price specified in Section 17.2.

     Section 17.2. Quality of Title and Purchase Price. If said notice of election to purchase is given, Issuer shall sell and convey all of its interests in the Project to Tenant on the Closing Date free and clear of all liens and encumbrances except (a) Permitted Encumbrances,
(b) those to which title was subject on the date of conveyance to Issuer of the Land, or to which title became subject with Tenant's written consent, or which resulted from any failure of Tenant to perform any of its covenants or obligations under this Lease, (c) taxes and assessments, general and special, if any, and (d) the fights of any party having condemned or who is attempting to condemn title to, or the use for a limited period of, all or any part of the Project, for a price determined as follows (which Tenant agrees to pay in cash at the time of delivery of Issuer's deed or other instrument or instruments of transfer of the Project to Tenant as hereinafter provided):

          (i) The full amount which is required to provide Issuer and the Trustee with funds sufficient, in accordance with the provisions of the Indenture, to pay at maturity or to redeem and pay in full (A) the principal of all of the Outstanding Bonds, (B) all interest due thereon to date of maturity or redemption, whichever first occurs, and (C) all costs, expenses and premiums incident to the redemption and payment of said Bonds in full, plus

          (ii) $100.00.

Nothing in this Article shall release or discharge Tenant from its duty or obligation under this Lease to make any payment of Basic Rent or Additional Rent which, in accordance with the terms of this Lease, becomes due and payable prior to the Closing Date, or its duty and obligation to fully perform and observe all covenants and conditions herein stated to be performed and observed by Tenant prior to the Closing Date.

     Section 17.3. Closing of Purchase. On the Closing Date Issuer shall deliver to Tenant its special warranty deed and/or other appropriate instrument or instruments of conveyance or assignment, properly executed and conveying the Project to Tenant free and clear of all liens and encumbrances except as set forth in the preceding section above, or conveying such other title to the Project as may be acceptable to Tenant, and Tenant shall pay the full purchase price for the Project as follows: (a) the amount specified in clause (I) of Section 17.2 shall be paid to the Trustee for deposit in the Principal and Interest Payment Account to be used to pay or redeem Bonds and the interest thereon as provided in the Indenture, and (b) the amount specified in clause (ii) of said Section 17.2 shall be paid to Issuer; provided, however, nothing herein shall require Issuer to deliver its appropriate instrument or instruments of assignment or conveyance to Tenant until after all duties and obligations of Tenant under this Lease to the date of such delivery have been fully performed and satisfied. Upon the delivery to Tenant of Issuer's appropriate instrument or instruments of assignment or conveyance and payment of the purchase price by Tenant, this Lease shall ipso facto terminate, subject to the provisions of Section 20.2 hereof.

     Section 17.4. Effect of Failure to Complete Purchase. If, for any reason, the purchase of the Project by Tenant pursuant to valid notice of election to purchase is not effected on the Closing Date, this Lease shall be and remain in full force and effect according to its terms the same as though no notice of election to purchase had been given, except that if such purchase is not effected on the Closing Date because Issuer does not have or is unable to convey to Tenant such rifle to the Project as Tenant is required to accept, the Issuer shall use its best efforts to cure any such defect in its title to the Project. In the event the Issuer is unable to cure such defect in its title to the Project, or if Issuer's failure to close would be a breach of its obligations hereunder, Tenant shall have the right to cancel this Lease forthwith if, but only if, the principal of and interest on the Bonds and all costs incident to the redemption and payment of the Bonds have been paid in full. Tenant shall also have the right to exercise any legal or equitable remedies, in its own name or in the name of the Issuer, to obtain acceptable title to the Project.

     Section 17.5. Application of Condemnation Awards if Tenant Purchases Project. The right of Tenant to exercise its option to purchase the Project under the provisions of this Article shall remain unimpaired notwithstanding any condemnation of title to, or the use for a limited period of, all or any part of the Project. If Tenant shall exercise its said option and pay the purchase price as provided in this Article, all of the condemnation awards received by Issuer after the payment of said purchase price, less all attorneys' fees and other expenses and costs incurred by Issuer as the owner of the Project in connection with such condemnation, shall belong and be paid to Tenant.

     Section 17.6. Option to Purchase Unimproved Portions of Land. Tenant shall have the option to purchase at any time and from time to time during the Term any vacant part or vacant parts of the unimproved Land constituting a part of the Project; provided, however, Tenant shall furnish Issuer and Trustee with a certificate of an Authorized Tenant Representative, dated not more than thirty (30) days prior to the date of the purchase and stating that, in the opinion of the Authorized Tenant Representative, (a) the portion of said Land with respect to which the option is exercised is not needed for the operation of the Project for the purposes herein stated and (b) the purchase will not impair the usefulness or operating efficiency or materially impair the value of the Project and will not destroy or materially impair the means of ingress thereto and egress therefrom. Tenant shall exercise this option by giving Issuer and Trustee written notice of Tenant's election to exercise its option and specifying the legal description and the date, time and place of closing, which date shall neither be earlier than 45 days nor later than 60 days after the notice is given, and (c) specifying the appraised current fair market value of the portions of the Land with respect to which Tenant's option is exercised as determined by an independent, qualified appraiser whose report shall be furnished to the Trustee together with Tenant's notice of election to purchase and (d) a certificate signed by the chief executive or chief financial officer of Tenant stating that no event has occurred and is continuing which, with notice or lapse of time or both, would constitute an Event of Default; provided, however, that Tenant may not exercise this option if there has occurred and is continuing any event which, with notice or lapse of time or both, would constitute an Event of Default at the time said notice is given and may not purchase said real property on the specified closing date if any such event has occurred and is continuing on said date unless all defaults are cured. The option hereby given shall include the right to purchase a perpetual easement for right-of-way to and from the public roadway and the right to purchase such land as is necessary to assure that there will always be access between the real property purchased pursuant to these Section I7.6 through 17.10 and the public roadway.

     Section 17.7. Quality of Title - Purchase Price. If said notice of election to purchase is given as provided in Section 17.6 Issuer shall convey the real property described in Tenant's notice to Tenant on the specified date free and clear of all liens and encumbrances except (I) Permitted Encumbrances, (ii) those to which the title was subject on the date of conveyance to Issuer of the Land, or to which title became subject with Tenants written consent, or which resulted from any failure of Tenant to perform any of its covenants or obligations under this Lease, (iii) taxes and assessments, general and special, if any, and
(iv) the interests of any party having condemned or who is attempting to condemn title to, or the use for a limited period of, all or any part of the real property described in Tenant's notice. The purchase price shall be an amount equal to the then current fair market value thereof, as determined with reference to the independent appraiser's report furnished to the Trustee or the original cost to Collins Industries, Inc., whichever is less.

Section 17.8. Closing of Purchase. If Issuer has title to such vacant real property free and clear of all liens and encumbrances except as stated above or has such other title to the such real property as may be acceptable to Tenant, then on the specified date, Issuer shall deliver to Tenant its special warranty deed, properly executed and conveying such real property to Tenant free and clear of all liens and encumbrances except as stated above, and Tenant shall pay the purchase price for such real property, said purchase price to be paid to the Trustee for the account of the Issuer and deposited by the Trustee in the Principal and Interest Payment Account and shall be used to redeem Bonds on any date the Bonds are subject to optional redemption as provided in the Indenture. Nothing herein shall require Issuer to deliver its special warranty deed to Tenant until after all duties and obligations of Tenant under this Lease to the date of such delivery have been fully performed and satisfied.

     Section 17.9. Effect of Purchase on Lease. The exercise by Tenant of the option granted under these Sections 17.6 to 17.10 and the purchase and sale and conveyance of a portion or portions of the Land constituting a part of the Project pursuant hereto shall in no way whatsoever affect this Lease, and all the terms and provisions hereof shall remain in full force and effect the same as though no notice of election to purchase had been given, and specifically, but not in limitation of the generality of the foregoing, exercise of such option shall not affect, alter, diminish, reduce or abate Tenant's obligations to pay all Basic Rent and Additional Rent required hereunder.

     Section 17.10. Effect of Failure to Complete Purchase. If, for any reason whatsoever, the purchase by Tenant of the real property described in said notice is not effected on the specified date, this Lease shall be and remain in full force and effect according to its terms the same as though no notice of election to purchase had been given.

                              ARTICLE XVIII
Section 18.1. Damage and Destruction.

          (a) If, during the Term, any Improvements are damaged or destroyed, in whole or in part, by fire or other casualty, the Tenant shall promptly notify the Issuer and the Trustee in writing as to the nature and extent of such damage or loss and whether it is practicable and desirable to rebuild, repair, restore or replace such damage or loss.

          (b) If the Tenant shall determine that such rebuilding, repairing, restoring or replacing is practicable and desirable, the Tenant shall forthwith proceed with and complete with reasonable dispatch such rebuilding, repairing, restoring or replacing. In such case, any Net Proceeds of property and/or casualty insurance required by this Lease and received with respect to any such damage or loss to the Improvements shall be paid to the Trustee and shall be deposited in the Project Fund and shall be used and applied for the purpose of paying the cost of such rebuilding, repairing, restoring or replacing such damage or loss. Any amount remaining in the Project Fund after such rebuilding, repairing, restoring or replacing shall be paid to Tenant.

          (c) If the Tenant shall determine that rebuilding, repairing, restoring or replacing the Improvements are not practicable and desirable, any Net proceeds of property and/or casualty insurance required by this Lease and received with respect to any such damage or loss to the Project shall be paid into the Principal and Interest Payment Account. Such moneys shall be used to redeem Bonds at their earliest optional redemption date. The Tenant agrees that it shall be reasonable in exercising its judgment pursuant to this subsection (c)

          (d) The Tenant shall not, by reason of its inability to use all or any part of the Improvements during any period in which the Improvements are damaged or destroyed, or are being repaired, rebuilt, restored or replaced nor by reason of the payment of the costs of such rebuilding, repairing, restoring or replacing, be entitled to any reimbursement or any abatement or diminution of the Basic Rent or Additional Rent payable by the Tenant under this Lease nor of any other obligations of the Tenant under this Lease except as expressly provided in this Section.

Section 18.2. Condemnation.

          (a) If, during the Term title to, or the temporary use of, all or any part of the Project shall be condemned by any authority exercising the power of eminent domain, the Tenant shall, within 90 days after the date of entry of a final order in any eminent domain proceedings granting condemnation, notify the Issuer and the Trustee in writing as to the nature and extent of such condemnation and whether it is practicable and desirable to acquire or construct substitute Improvements.

          (b) If the Tenant shall determine that such substitution is practicable and desirable, the Tenant shall forthwith proceed with and complete with reasonable dispatch the acquisition or construction of such substitute Improvements. In such case, any Net Proceeds received from any award or awards with respect to the Project or any part thereof made in such condemnation or eminent domain proceeds shall be paid to the Trustee for the account of the Tenant and shall be deposited in the Project Fund and shall be used and applied for the purpose of paying the cost of such substitution. Any amount remaining in the Project Fund after such acquisition or construction shall be paid to Tenant.

          (c) If the Tenant shall determine, in its sole discretion, that it is not practicable and desirable to acquire or construct substitute Improvements, any Net Proceeds of condemnation awards received by the Tenant shall be paid into the Principal and Interest Payment Account. Such moneys shall be used to redeem Bonds at their earliest optional redemption date. The Tenant agrees that it shall be reasonable in exercising its judgment pursuant to this subsection (c).

          (d) The Tenant shall not, by reason of its inability to use all or any part of the Improvements during any such period of restoration or acquisition nor by reason of the payment of the costs of such restoration or acquisition, be entitled to any reimbursement or any abatement or diminution of the Basic Rent or Additional Rent payable by the Tenant under this Lease nor of any other obligations hereunder except as expressly provided in this Section.

          (e) The Issuer shall cooperate fully with the Tenant in the handling and conduct of any prospective or pending condemnation proceedings with respect to the Project or any part thereof so long as the Issuer is not the condemning authority. In no event will the Issuer voluntarily settle or consent to the settlement of any prospective or pending condemnation proceedings with respect to the Project or any part thereof without the written consent of the Tenant.

     Section 18.3. Effect of Tenant's Defaults. Anything in this Article to the contrary notwithstanding, the Issuer and Trustee shall have the right at any time and from time to time to withhold payment of all or any part of the Net Proceeds from the Project Fund attributable to damage, destruction or condemnation of the Project to Tenant or any third party if an Event of Default has occurred and is continuing, or Issuer or Trustee has given notice to Tenant of any Default which, with the passage of time, will become an Event of Default. In the event Tenant shall cure any Defaults specified herein, the Trustee shall make payments from the Net Proceeds to Tenant in accordance with the provisions of this Article. However, if this Lease is terminated or Issuer or Trustee otherwise re-enters and takes possession of the Project without terminating this Lease, the Trustee shall pay all the Net Proceeds held by it into the Principal and Interest Payment Account and all fights of the Tenant in and to such Net Proceeds shall cease.

                               ARTICLE XIX

     Section 19.1. Change of Circumstances; Determination of Taxability. If a Change of Circumstances occurs or the Bonds are called for redemption and payment upon the occurrence of a Determination of Taxability, then Tenant shall have the option to purchase the Project pursuant to Article XVII or the option to terminate this Lease by giving Issuer notice of such termination within 90 days after Tenant has actual knowledge of the event giving rise to such option. Such termination shall become effective when all of the Bonds Outstanding are paid or payment is provided for pursuant to the Indenture.

                               ARTICLE XX

     Section 20.1. Remedies on Default. Whenever any Event of Default shall have happened and be continuing, the Issuer may take any one or more of the following remedial actions:

          (a) By written notice to the Tenant upon acceleration of maturity of the Bonds as provided in the Indenture, the Trustee may declare the aggregate amount of all unpaid Basic Rent or Additional Rent then or thereafter required to be paid under this Lease by the Tenant to be immediately due and payable as liquidated damages from the Tenant, whereupon the same shall become immediately due and payable by the Tenant;

          (b) Give Tenant written notice of intention to terminate this Lease on a date specified therein, which date shall not be earlier than 30 days after such notice is given and, if all Defaults have not then been cured on the date so specified, Tenant's rights to possession of the Project shall cease, and this Lease shall thereupon be terminated, and Issuer may re-enter and take possession of the Project; or

          (c) Without terminating the Term hereof, or this Lease, conduct inspections or an Environmental Assessment of the Project, and re-enter the Project or take possession hereof pursuant to legal proceedings or any notice provided for by law and this Lease. The Issuer or the Trustee acting on behalf of the Issuer may refuse to re-enter or take possession of the Project if it has reasonable cause for such refusal. "Reasonable cause" shall include the presence on the Project of conditions which are in violation of any Environmental Law or the existence or threat of a remedial action against the Tenant under any Environmental Law resulting from conditions on the Project.

     Having elected to re-enter or take possession of the Project without terminating the Term of this Lease, the Issuer and the Trustee acting on behalf of Issuer shall use reasonable diligence to relet the Project, or parts thereof, for such term or tern and at such rental and upon such other terms and conditions as are deemed advisable, with the right to make alterations and repairs to the Project, and no such re-entry or taking of possession of the Project shall be construed as an election to terminate this Lease, and no such re-entry or taking of possession shall relieve Tenant of its obligation to pay Basic Rent or Additional Rent (at the time or times provided herein), or of any of its other obligations under this Lease, all of which shall survive such re-entry or taking of possession. Tenant shall continue to pay the Basic Rent and Additional Rent provided for in this Lease until the end of the Term, whether or not the Project shall have been relet, less the net proceeds, if any, of reletting the Project.

     Having elected to reenter or take possession of the Project pursuant to subsection 20.1(c), Issuer or Trustee acting on behalf of Issuer may (subject, however, to any restrictions against termination of this Lease in the Indenture), by notice to Tenant given at any time thereafter while Tenant is in default in the payment of Basic Rent or Additional Rent or in the performance of any other obligation under this Lease, elect to terminate this Lease in accordance with subsection 20.1('o) and thereafter proceed to sell Issuer's interest in the Project.

     If, in accordance with any of the foregoing provisions of this Article, Issuer shah have the fight to elect to re-enter and take possession of the Project, Issuer may enter and expel Tenant and those claiming through or under Tenant and remove the property and effects of both or either by all lawful means without being guilty of any manner of trespass and without prejudice to any remedies for arrears of Basic Rent or Additional Rent or preceding breach of covenant by Tenant

     Net proceeds of any reletting or sale of the Project shall be deposited in the Principal and Interest Payment Account. "Net proceeds" shall mean the receipts obtained from reletting or sale after deducting all expenses incurred in connection with such reletting or sale, including without limitation, all repossession costs, brokerage commissions, legal expenses, expenses of employees, alteration costs and expenses of preparation of the Project for reletting or sale.

     Section 20.2. Survival of Obligations. Tenant covenants and agrees with Issuer and the Bondowners that until all Bonds and the interest thereon and redemption premium, if any, are paid in full or provision made for the payment thereof in accordance with the Indenture, its obligations under this Lease shall survive the cancellation and termination of this Lease, for any muse, and that Tenant shall be obligated to pay Basic Rent and Additional Rent (reduced by any net income Issuer or Trustee may receive from the Project after such termination) and perform all other obligations provided for in this Lease, all at the time or times provided in this Lease. Notwithstanding any provision of this Lease or the Indenture, the Tenant's obligations under Section 14.1 hereof shall survive any termination, release or assignment of this Lease, the Indenture or Guaranty Agreement and payment or provision for payment of the Bonds.

     Section 20.3. No Remedy Exclusive. No remedy herein conferred upon or reserved to the Issuer is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Lease or now or hereafter existing at law or in equity or by statute, subject to the provisions of the Indenture. No delay or omission to exercise any right or power mg upon any Event of Default shall impair any such right or power, or shall be construed to be a waiver thereof; but any such right or power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Issuer to exercise any remedy reserved to it in this Article, it shall not be necessary to give any notice, other than notice required herein.

                               ARTICLE XXI

     Section 21.1. Performance of Tenant's Obligations by Issuer. If Tenant shall fail to keep or perform any of its obligations as provided in this Lease, then Issuer may (but shall not be obligated to do so) upon the continuance of such failure on Tenant's part for 90 days after notice of such failure is given Tenant by Issuer or the Trustee and without waiving or releasing Tenant from any obligation hereunder, as an additional but not exclusive remedy, make any such payment or perform any such obligation, and Tenant shall reimburse Issuer for all sums so paid by Issuer and all necessary or incidental costs and expenses incurred by Issuer in performing such obligations through payment of Additional Rent. If such Additional Rent is not so paid by Tenant within 10 days of demand, Issuer shall have the same rights and remedies provided for in Article XX in the ease of default by Tenant in the payment of Basic Rent.

                              ARTICLE XXII

     Section 22.1. Surrender of Possession. Upon accrual of Issuer's right of reentry as the result of Tenant's Default hereunder or upon the cancellation or termination of this Lease by lapse of time or otherwise (other than as a result of Tenant's purchase of the Project), Tenant shall peacefully surrender possession of the Project to Issuer in good condition and repair, ordinary wear and tear excepted; provided, however, Tenant shall have the right, prior to or within 60 days after the termination of this Lease, to remove from on or about the Project the buildings, improvements, machinery, equipment, personal property, furniture and trade fixtures which Tenant owns under the provisions of this Lease and are not a part of the Project. All repairs to and restorations of the Project required to be made because of such removal shall be made by and at the sole cost and expense of Tenant. All buildings, improvements, machinery, equipment, personal property, furniture and trade fixtures owned by Tenant and which are not so removed from on or about the Project prior to or within 60 days after such termination of this Lease shall become the separate and absolute property of Issuer.

                              ARTICLE XXIII

     Section 23.1. Notices. All notices required or desired to be given hereunder shall be in writing and shall be delivered in person to the Notice Representative or mailed by restricted mail to the Notice Address. All notices given by restricted mail as aforesaid shall be deemed duly given as of the date three days after they are so mailed. When mailed notices are given, the party giving notice will use reasonable diligence to contact the party being notified by telephone or facsimile on or before the date such notice is mailed.

                              ARTICLE XXIV

     Section 24.1. Net Lease. The parties hereto agree (a) that this Lease is intended to be a net lease, (b) that the payments of Basic Rent and Additional Rent are designed to provide Issuer and the Trustee with funds adequate in amount to pay all principal of and interest on all Bonds as the same become due and payable and to pay and discharge all of the other duties and requirements set forth herein, and (c) that to the extent that the payments of Basic Rent and Additional Rent are not adequate to provide Issuer and the Trustee with funds sufficient for the purposes aforesaid, Tenant shall be obligated to pay, and it does hereby covenant and agree to pay, upon demand therefor, as Additional Rent, such further sums of money as may from time to time be required for such purposes.

     Section 24.2. Funds Held by Trustee After Payment of Bonds. If, after the principal of and interest on all Bonds and all costs incident to the payment of Bonds have been paid in full, the Trustee holds unexpended funds received in accordance with the terms hereof, such unexpended funds shall, except as otherwise provided in this Lease and the Indenture and a-tier payment therefrom to Issuer of any sums of money then due and owing by Tenant under the terms of this Lease, be the absolute property of and be paid over forthwith to Tenant.

                               ARTICLE XXV

     Section 25.1. Rights and Remedies. The rights and remedies reserved by Issuer and Tenant hereunder and those provided by law shall be construed as cumulative and continuing rights. No one of them shall be exhausted by the exercise thereof on one or more occasions. Issuer and Tenant shall each be entitled to specific performance and injunctive or other equitable relief for any breach or threatened breach of any of the provisions of this Lease, and each party hereby waives the right to raise such defense in any proceeding in equity.

     Section 25.2. Waiver of Breach. No waiver of any breach of any covenant or agreement herein contained shall operate as a waiver of any subsequent breach of the same covenant or agreement or as a waiver of any breach of any other covenant or agreement, and in case of a breach by either party of any covenant, agreement or undertaking, the nondefaulting party may nevertheless accept from the other any payment or payments or performance hereunder without in any way waiving its right to exercise any of its rights and remedies provided for herein or otherwise with respect to any such default or defaults which were in existence at the time such payment or payments or performance were accepted by it.

     Section 25.3. Issuer Shall Not Unreasonably Withhold Consents and Approvals. Wherever in this Lease it is provided that Issuer shall, may or must give its approval or consent, or execute supplemental agreements, exhibits or schedules, Issuer shall not unreasonably, arbitrarily or unnecessarily withhold or refuse to give such approvals or consents or refuse to execute such supplemental agreements, exhibits or schedules.

                              ARTICLE XXVI

     Section 26.1. Quiet Enjoyment and Possession. Tenant shall enjoy peaceable and quiet possession of the Project as long as no Event of Default has occurred and is continuing.

     Section 26.2. Financial Report; Continuing Disclosure. So long as any Bonds are Outstanding and unpaid and subject to the terms of the Indenture, the Tenant shall furnish or cause to be furnished to the Trustee the financial statements and continuing disclosure information required by Article V of the Guaranty Agreement.

                              ARTICLE XXVII

     Section 27.1. Investment Tax Credit; Depreciation. Tenant shall be entitled to claim the full benefit of (1) any investment credit against federal or state income tax allowable with respect to expenditures of the character contemplated hereby under any federal or state income tax laws now or from time to time hereafter in effect, and (2) any deduction for depreciation with respect to the Project from federal or state income taxes. Issuer agrees that it will upon Tenant's request execute all such elections, returns or other documents which may be reasonably necessary or required to more fully assure the availability of such benefits to Tenant.

                             ARTICLE XXVIII

     Section 28.1. Amendments. This Lease may be mended, changed or modified in the following manner:

          (a) With respect to an amendment, change or modification which reduces the Basic Rent or Additional Rent, or any amendment which reduces the percentage of Bondowners whose consent is required for any such amendment, change or modification, by an agreement in writing executed by Issuer and Tenant and consented to in writing by the Trustee and by Bondowners owning at least 90% of the aggregate principal amount of the Bonds then outstanding; and

          (b) With respect to any other amendment, change or modification which will materially adversely affect the security or rights of the Bondowners, by an agreement in writing executed by Issuer and Tenant and consented to in writing by the Trustee and by Bondowners owning at least 66-2/3% of the aggregate principal amount of the Bonds then Outstanding;

          (c)  With  respect  to  all  other  amendments,  changes,   or
modifications, by an agreement in writing executed by Issuer and Tenant.

At least 30 days prior to the execution of any agreement pursuant to (c) above, Issuer and Tenant shall furnish the Trustee and the Original Purchaser of the Bonds with a copy of the amendment, change or modification proposed to be made.

     Section 28.2. Granting of Easements. If no Event of Default under this Lease shall have happened and be continuing, Tenant may, at any time or times, (a) grant easements, licenses and other rights or privileges in the nature of easements with respect to any property included in the Project, free from any rights of Issuer or the Bondowners, or (b) release existing easements, licenses, rights-of-way and other rights or privileges, all with or without consideration and upon such terms and conditions as Tenant shall determine, and Issuer agrees, to the extent that it may legally do so, that it will execute and deliver any instrument necessary or appropriate to confirm and grant or release any such easement, license, right-of-way or other right or privilege or any such agreement or other arrangement, upon receipt by Issuer of: (i) a copy of the instrument of grant or release or of the agreement or other arrangement, (ii) a written application signed by the Authorized Tenant Representative requesting such instrument, and (iii) a certificate executed by Tenant staling (aa) that such grant or release is not detrimental to the proper conduct of the business of Tenant, and
Cob) that such grant or release will not impair the effective use or interfere with the efficient and economical operation of the Project and will not materially adversely affect the security of the Bondowners. If the instrument of grant shall so provide, any such easement or right and the rights of such other parties thereunder shall be superior to the rights of Issuer and the Bondowners and shall not be affected by any termination of this Lease or default on the part of Tenant hereunder. If no Event of Default shall have happened and be continuing, any payments or other consideration received by Tenant for any such grant or with respect to or under any such agreement or other arrangement shall be and remain the property of Tenant, but, in the event of the termination of this Lease because of an Event of Default, all rights then existing of Tenant with respect to or under such grant shall inure to the benefit of and be exercisable by Issuer.

     Section 28.3. Security Interests. Issuer and Tenant agree to execute and deliver all instruments (including financing statements and statements of continuation thereof) necessary for perfection of and continuance of the security interest of Issuer in and to the Project. The Issuer shall file or cause to be filed all such original instruments and the Trustee shall continue or cause to be continued the liens of such instruments for so long as the Bonds shall be Outstanding.

     Under the Indenture, the Issuer will, as additional security for the Bonds assign, transfer, pledge and grant a security interest in certain of its rights under this Lease to the Trustee. The Trustee is hereby give the right to enforce, either jointly with the Issuer or separately, the performance of the obligations of the Tenant, and the Tenant hereby consents to the same and agrees that the Trustee may enforce such rights as provided in the Indenture and the Tenant will make payments required hereunder directly to the Trustee.

     Section 28.4. Construction and Enforcement. This Lease shall be construed and enforced in accordance with the laws of the State. The provisions of this Lease shall be applied and interpreted in accordance with the rules of interpretation set forth in the Indenture. Wherever in this Lease it is provided that either party shall or will make any payment or perform or refrain from performing any act or obligation, each such provision shall, even though not so expressed, be construed as an express covenant to make such payment or to perform, or not to perform, as the case may be, such act or obligation.

     Section 28.5. Invalidity of Provisions of Lease. If, for any reason, any provision hereof shall be determined to be invalid or unenforceable, the validity and effect of the other provisions hereof shall not be affected thereby.

     Section 28.6. Covenants Binding on Successors and Assigns. The covenants, agreements and conditions herein contained shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     Section 28.7. Section Headings. The section headings hereof are for the convenience of reference only and shall not be treated as a part of this Lease or as affecting the tree meaning of the provisions hereof. The reference to section numbers herein or in the Indenture shall be deemed to refer to the numbers preceding each section.

     Section 28.8. Execution of Counterparts. This Lease may be executed simultaneously in multiple counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, the Issuer has mused this Lease to be signed by an authorized official, such signature to be attested by an authorized officer, and its official seal to be applied, as of the date first above written.

CITY OF SOUTH HUTCHINSON, KANSAS

                          By: /s/ Erwin Leeper
                                  Mayor

[SEAL]

ATTEST:

By: /s/ Cynthia A. Wixson, CMC
         City Clerk

"ISSUER"

                             ACKNOWLEDGMENT

STATE OF KANSAS     )
                    ) SS:
COUNTY OF RENO      )

     This instrument was acknowledged before me on the 1st day of December, 1997, by Erwin Leeper, Mayor, and Cynthia A. Wixson, City Clerk, of the City of South Hutchinson, Kansas, a municipal corporation.

[SEAL]

Signed: /s/ Kristi Wineinger
       Notary Public

My Appointment Expires:

7/18/98

     IN WITNESS WHEREOF, the Tenant has caused this Lease to be signed by an authorized officer, such signature to be attested by an authorized officer, and its corporate seal (if any) to be applied, as of the date first above written.

COLLINS BUS CORPORATION

By: /s/ Larry W. Sayre
Title: Assistant Treasurer

 [SEAL]

ATTEST:

By: /s/ Lewis W. Ediger
Title: Secretary


"TENANT"

ACKNOWLEDGMENT

STATE OF KANSAS     )
                    ) SS:
COUNTY OF RENO      )

     This instrument was acknowledged before me on the 1st day of December, 1997, by Larry W. Sayre, Vice President - Finance of Collins Bus Corporation, a Kansas corporation.

[SEAL]

/s/ Paula Mayes
Notary Public

My Appointment Expires:
2/16/98